UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

168 Third Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
0.750% Notes due 2024	TMO 24A	New York Stock Exchange
0.125% Notes due 2025	TMO 25B	New York Stock Exchange
2.000% Notes due 2025	TMO 25	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.750% Notes due 2027	TMO 27B	New York Stock Exchange
0.500% Notes due 2028	TMO 28A	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
0.875% Notes due 2031	TMO 31	New York Stock Exchange
2.375% Notes due 2032	TMO 32	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange
1.500% Notes due 2039	TMO 39	New York Stock Exchange
1.875% Notes due 2049	TMO 49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.                                 ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

THERMO FISHER SCIENTIFIC INC.

Item 5.07    Submission of Matters to a Vote of Security Holders
At the annual meeting of stockholders of Thermo Fisher Scientific Inc. (the “Company”) held on May 19, 2021, the stockholders of the Company voted on the following proposals:
1.    The following nominees were elected to the Company’s Board of Directors for a one-year term expiring at the 2022 annual meeting of stockholders.

	For	Against	Abstain	Broker Non-Votes
Marc N. Casper	297,473,118	25,100,253	1,747,133	20,300,794
Nelson J. Chai	313,475,780	10,454,940	389,784	20,300,794
C. Martin Harris	305,227,206	18,708,884	384,414	20,300,794
Tyler Jacks	318,757,522	5,263,587	299,395	20,300,794
R. Alexandra Keith	323,196,263	852,319	271,922	20,300,794
Thomas J. Lynch	256,798,391	67,155,959	366,154	20,300,794
Jim P. Manzi	307,452,033	16,496,182	372,289	20,300,794
James C. Mullen	319,566,600	4,454,819	299,085	20,300,794
Lars R. Sørensen	294,710,279	28,020,158	1,590,067	20,300,794
Debora L. Spar	319,001,737	5,027,938	290,829	20,300,794
Scott M. Sperling	308,225,680	15,714,768	380,056	20,300,794
Dion J. Weisler	311,811,939	12,200,540	308,025	20,300,794

2.    A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	267,641,586
Against:	54,679,569
Abstain:	1,999,349
Broker Non-Votes:	20,300,794

3.    The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021 was ratified.

For:	334,470,701
Against:	9,826,248
Abstain:	324,349

4.    A shareholder proposal regarding the right to call special meetings was approved.

For:	181,687,994
Against:	142,095,094
Abstain:	537,416
Broker Non-Votes:	20,300,794

THERMO FISHER SCIENTIFIC INC.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	May 20, 2021	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President and General Counsel

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